Events after the reporting period	12 Months Ended
Dec. 31, 2022
Events After Reporting Period
Events after the reporting period

33	Events after the reporting period

On February 15, 2023, the Company’s Board of Directors approved, subject to ratification by the Company’s shareholders at the 2024 annual shareholders’ meeting in accordance with Luxembourg laws, a cash distribution to the Company’s shareholders of approximately USD 25,000 to be paid on March 24, 2023 as share premium (special cash dividend).